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                                POWER OF ATTORNEY

     I, the undersigned Trustee of Boston Advisors Trust and Director of Lebenthal Funds, Inc., hereby revoke all prior appointments and constitute and appoint John M. DelPrete, Tanya Kerrigan, Ronald B. Maggiacomo, David C. Phelan and Michael J. Vogelzang, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A, Form N-14, Form N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Boston Advisors Trust, Lebenthal Funds, Inc., or any investment company for which Boston Advisors, Inc. or any of its affiliates acts as investment adviser in the future (each a "Trust") of which I am now or am on the date of such filing a Trustee, Director or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

     IN WITNESS WHEREOF, I have hereunder set my hand on this 24th day of February, 2004.


/s/ Mone Anathan III                       /s/ Ezekiel Russell Peach, Jr.
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Mone Anathan III                           Ezekiel Russell Peach, Jr.


/s/ Allen G. Botwinick                     /s/ Penny Zuckerwise
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Allen G. Botwinick                         Penny Zuckerwise


/s/ Victor Chang
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Victor Chang